SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024

KULR TECHNOLOGY GROUP, INC.

(Exact name of the registrant as specified in its charter)

Delaware	001-40454	81-1004273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Forge River Road, Suite 100, Webster, Texas 77598

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (408) 663-5247

N/A

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	KULR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Regulation FD Disclosure

On December 4, 2024, KULR Technology Group, Inc. (“KULR”) issued a press release announcing its new bitcoin treasury strategy. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Forward Looking-Statements

This current report and the press release filed as Exhibit 99.1 hereto contains “forward-looking” statements. Such statements can be identified by, among other things, the use of forward-looking language such as the words “believe,” “goal,” “may,” “will,” “intend,” “expect,” “anticipate,” “estimate,” “project,” “would,” “could” or words with similar meaning or the negatives of these terms or by the discussion of strategy or intentions. The forward-looking statements in this release include express or implied statements regarding the new bitcoin strategy, among others. Such forward-looking statements are subject to a number of risks and uncertainties that could cause KULR’s actual results to differ materially from those discussed here, such as risks inherent with investing in bitcoin, including bitcoin’s volatility; risk of implementing a new treasury strategy; along with those other risk factors detailed in KULR’s filings with the Securities and Exchange Commission. These forward-looking statements involve assumptions, estimates, and uncertainties that reflect current internal projections, expectations or beliefs. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. All forward-looking statements contained in this current report on Form 8-K and in the press release filed as exhibit 99.1 hereto are qualified in their entirety by these cautionary statements and the risk factors described above. Furthermore, all such statements are made as of the date of this current report on Form 8-K and KULR assumes no obligation to update or revise these statements unless otherwise required by law.

Item 9.01	Exhibits

Exhibit No.	Description
99.1	Press Release dated December 4, 2024
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

KULR TECHNOLOGY GROUP, INC.

Date: December 4, 2024	By:	/s/ Michael Mo
Michael Mo
Chief Executive Officer